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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


American Business Financial Services, Inc.
Bala Cynwyd, PA

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of ABFS (File No. 333-82127) of our reports dated November 17, 2000, appearing in the Annual Report on Form 11-K of the American Business Credit Inc. 401(k) Plan for the year ended December 31, 1999.


                                        /s/ BDO Seidman LLP
                                        ----------------------------------------
                                        BDO Seidman LLP

Philadelphia, PA
January 4, 2001